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                  GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2002
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      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of General New York Municipal Bond Fund, Inc. (the "Fund"), dated March 1, 2002, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                  Call Toll Free  1-800-645-6561
                  In New York City -- Call 1-718-895-1206
                  Outside the U.S. -- Call 516-794-5452

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


                                                                           Page
      Description of the Fund..............................................B-2
      Management of the Fund...............................................B-15
      Management Arrangements..............................................B-19
      How to Buy Shares....................................................B-22
      Service Plan.........................................................B-24
      How to Redeem Shares.................................................B-25
      Shareholder Services.................................................B-28
      Determination of Net Asset Value.....................................B-31
      Dividends, Distributions and Taxes...................................B-31
      Portfolio Transactions...............................................B-34
      Performance Information..............................................B-34
      Information About the Fund...........................................B-36
      Counsel and Independent Auditors.....................................B-37
      Appendix A...........................................................B-38
      Appendix B...........................................................B-57

                             DESCRIPTION OF THE FUND

      The Fund is a Maryland corporation formed on November 19, 1984. The Fund is an open-end management investment company, known as a municipal bond fund.

      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

      The following information supplements and should be read in conjunction with the Fund's Prospectus.


      New York Municipal Bonds. As a fundamental policy, the Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City personal income taxes (collectively, "New York Municipal Bonds"). To the extent acceptable New York Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other securities (as described below). New York Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. New York Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. New York Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. New York Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain New York Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

      The yields on New York Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the New York Municipal Bonds market, size of a particular offering, maturity of the obligation and rating of the issue.

      New York Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax
(AMT). The Fund may invest without limitation in such New York Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of New York Municipal Bonds.

Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with New York Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers;
(3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is an obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying obligation and for other reasons.

      The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying obligations and generally is at a level comparable to that of an obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of an obligation of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to the securities held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related obligation redeeming, or other holder of the call option from calling away, the obligation before maturity. The sale by the Fund of a call option that it owns on a specific obligation could result in the receipt of taxable income by the Fund.

Ratings of Municipal Obligations. The Fund will invest at least 65% of the value of its net assets in securities which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 35% of the value of its net assets in municipal obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 65% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

      The average distribution of investments (at value) in municipal obligations (including notes) by ratings for the fiscal year ended October 31, 2001, computed on a monthly basis, was as follows:

                                                                 Percentage of
      Fitch      or      Moody's         or      S&P                 Value
   ----------            -------                 ---             -------------


      AAA                  Aaa                    AAA                47.1%
      AA                   Aa                     AA                 23.4%
      A                    A                      A                  18.1%
      BBB                  Baa                    BBB                 2.8%
      F-1+/F-1             VMIG1/MIG1, P-1        SP-1+/SP-1, A-1     0.8%
      Not Rated            Not Rated              Not Rated           7.8% *
                                                                      ----
                                                                    100.0%

________________________
* Included in the Not Rated category are securities comprising 7.8% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:
A/A (0.8%), Baa/BBB (6.5%) and Ba/BB (0.5%).

      Subsequent to its purchase by the Fund, an issue of rated obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the obligations. To the extent that the ratings given by a Rating Agency for obligations may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.


      Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable New York Municipal Bonds are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from New York state and New York city personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


      Zero Coupon, Pay-In-Kind and Step-Up Securities. The Fund may invest in zero coupon securities which are debt securities which pay no interest to their holders during their life and are sold at a discount to their face value at maturity; pay-in-kind securities which are debt securities that generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


      Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

      The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.


      Derivatives. The Fund may invest in, or enter into, derivatives, such as options and futures, and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

      Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      Borrowing Money. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


      Forward Commitments. The Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Certain Investment Considerations and Risks


      Investing in Municipal Securities. The Fund may invest more than 25% of the value of its total assets in securities which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations may reduce the volume of securities qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the New York Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of New York Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal security as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      Investing in New York Municipal Bonds. Since the Fund is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in New York Municipal Bonds. You should review "Appendix A" which sets forth certain factors that could affect investments in New York Municipal Bonds.

      Lower Rated Bonds. The Fund may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as junk bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed- income securities. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.


      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

      The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with the Distributor or any other persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds, in which the Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market prices of the securities may be very volatile during the period no interest is paid.

      Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions


      The Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in New York Municipal Bonds, are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:


      1. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of municipal obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of municipal obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restriction Nos. 2, 3 and 10 may be deemed to give rise to a senior security.

      7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Purchase securities other than municipal obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings, and except to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

      12.   Invest in companies for the purpose of exercising control.

      For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."


      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.


                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian


Board Members of the Fund(1)
-------------------------

      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below:


Name (Age)                             Principal Occupation
Board Member Since                     During Past 5 Years                Other Board Memberships and  Affiliations
------------------                     -------------------                --------------------------- -------------
Joseph S. DiMartino (58)               Corporate Director and Trustee     The Muscular Dystrophy Association, Director
Chairman of the Board                                                     PlanVista Corporation (formerly, HealthPlan
1995                                                                        Services Corporation), a provider of marketing,
                                                                            administrative and risk management services to
                                                                            health and other benefit programs, Director
                                                                          Carlyle Industries, Inc., a button packager and
                                                                            distributor, Director
                                                                          Century Business Services, Inc., a provider of
                                                                            outsourcing functions for small and medium
                                                                            sized companies, Director
                                                                          The Newark Group, a provider of a national
                                                                            market of paper recovery facilities, paperboard
                                                                            mills and paperboard converting plants,
                                                                            Director
                                                                          QuikCAT.com, a developer of high speed
                                                                            movement, routing, storage and data
                                                                            encryption, Director

Clifford L. Alexander, Jr. (68)         President of Alexander &          American Home Products Corporation, a global
Board Member                              Associates, Inc., a               leader in pharmaceuticals, consumer healthcare
1988                                      management consulting firm        products and animal health products, Director
                                          (January 1981 - present)        IMS Health, a service  provider of marketing
                                        Chairman of the Board of            information and information technology,
                                          Moody's Corporation              Director
                                          (October 2000 - present)        Mutual of America Life Insurance Company,
                                        Chairman of the Board and           Director
                                          Chief Executive Officer
                                          (October 1999 - September
                                          2000) and Director (February
                                          1993 - September 1999) of
                                          The Dun and Bradstreet
                                          Corporation

Peggy C. Davis (58)                     Shad Professor of Law,                                    None
Board Member                              New York University School
1990                                      of Law (1983-present)
                                        She writes and teaches in the
                                          fields of evidence,
                                          constitutional theory, family
                                          law, social sciences and the
                                          law, legal process and
                                          professional methodology and
                                          training

Ernest Kafka (69)                       Physician engaged in private                              None
Board Member                              practice specializing in the
1988                                      psychoanalysis of adults and
                                          adolescents (1962-present)
                                        Instructor, The New York Psychoanalytic
                                          Institute (1981-present)
                                        Associate Clinical Professor of
                                          Psychiatry at Cornell Medical School
                                          (1987-2002)

Nathan Leventhal (58)                   Chairman of the Avery-Fisher      Chairman of Citizens Union, an organization
Board Member                              Artist Program                    which strives to reform and modernize city and
1989                                      (November 1997 - present)         state government
                                                                            (June 1994 - June 1997)
                                        President of Lincoln Center for
                                          the Performing Arts, Inc.
                                          (March 1984 - December 2000)

________________
1 None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters, the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board, and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member who is not an "interested person" of the Fund, as defined in the 1940 Act. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times and the compensation committees met once during the fiscal year ended October 31, 2001. The nominating and pricing committees had no meetings during the last fiscal year.

      The table below indicates each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2001.

                                                           Aggregate Holding of
                              General New York             Funds in the Dreyfus
Name of Board Member          Municipal Bond Fund, Inc.    Family of Funds
--------------------          -------------------------    --------------------

Joseph S. DiMartino                None.                    Over $100,000

Clifford L. Alexander, Jr.         None.                    None.

Peggy C. Davis                     None.                    None.

Ernest Kafka                       None.                    Over $100,000

Saul B. Klaman*                    None.                    None.

Nathan Leventhal                   None.                    None.

----------------
* Emeritus Board member as of January 18, 2000.

      As of December 31, 2001, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any other person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manger or the Distributor.

      The Fund typically pays its Board members its allocated portion of an annual retainer of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended October 31, 2001, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2001, are set forth below:

                                                    Total Compensation
                                  Aggregate       From the Fund and Fund
Name of Board                 Compensation from       Complex Paid to
    Member                        the Fund*             Board Member **
-----------------                 ---------        --------------------

Joseph S. DiMartino                 $2,070             $810,313 (190)

Clifford L. Alexander, Jr.          $1,656             $129,000 (49)

Peggy C. Davis                      $1,656             $ 83,000 (28)

Ernest Kafka                        $1,530             $ 76,500 (28)

Saul B. Klaman***                   $2,507             $ 34,375 (28)

Nathan Leventhal                    $1,656             $ 83,000 (28)

---------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,601 for all Board members as a group

** Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Fund, for which the Board member serves.

***   Emeritus Board member as of January 18, 2000.


Officers of the Fund


STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old.

JAMES WINDELS, Treasurer since November 2001. Director - Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old.

KENNETH SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax
      Director of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old.

STEVEN F. NEWMAN, Secretary since March 2000. Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.   Associate
      General Counsel of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000. Associate General
      Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old.

GREGORY S. GRUBER, Assistant Secretary since March 2000. Senior Accounting
      Manager- Municipal Bond Funds of the Manager, and an officer of 31 investment companies (comprised of 60 portfolios) managed by the Manager. He is 42 years old.

      The address of each board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on February 4, 2002.


                             MANAGEMENT ARRANGEMENTS


      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.


      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


      In approving the current Management Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager, the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund's Service Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.

      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; Michael G. Millard, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holder of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, Fund shares are subject to an annual service and distribution fee. See "Service Plan."

      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to shareholders. For the fiscal years ended October 31, 1999, 2000 and 2001, the management fees paid by the Fund amounted to $1,772,246, $2,001,089 and $2,026,533, respectively.


      The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for that fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9263, Boston, MA 02205-8501, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 15 Broad Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES


      General. Fund shares may be purchased through the Distributor or certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.


      The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.


      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for regular business. For purposes of computing net asset value per share, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."


      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                                  SERVICE PLAN

      Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Service Plan") pursuant to which the Fund pays the Distributor for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and for advertising and marketing relating to the Fund at an annual rate of 0.20% of the value of the Fund's average daily net assets. The Fund's Board believes that there is a reasonable likelihood that the Service Plan may benefit the Fund and its shareholders. The Distributor may pay one or more Service Agents a fee in respect of Fund shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amount, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fees payable under the Service Plan are payable without regard to actual expenses incurred.

      The Fund also bears the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund bears
(a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes and (b) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or 0.005% of the value of the Fund's average daily net assets for such fiscal year. Each item for which a payment may be made under the Service Plan may constitute an expense of distributing Fund shares as the Securities and Exchange Commission construes such term under the Rule.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of a majority of the Fund's shares.


      For the fiscal year ended October 31, 2001, the Fund (a) reimbursed the Distributor $512,743 for payments made to Service Agents for distributing Fund shares and servicing shareholder accounts, and (b) paid the Manager and its affiliates $162,768 for advertising and marketing Fund shares and for servicing shareholder accounts. In addition, the Fund paid $1,709 for printing the Fund's prospectuses and statements of additional information as well as implementing and operating the Service Plan.


                              HOW TO REDEEM SHARES

      General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


      Redemption Fee. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended October 31, 2001, the Fund retained $4,688 in redemption fees.


      No redemption fee will be charged on the redemption or exchange of shares
(i) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (ii) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor,
(iii) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (iv) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.

      Checkwriting Privilege. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


      Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."


      Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES


      Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


            A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

            B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

            D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


      To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over the Dreyfus Express? voice response telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.


      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


            A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

            B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

            D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                        DETERMINATION OF NET ASSET VALUE


      Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments (which constitute a majority of the portfolio securities) is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.


      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended October 31, 2001. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.


      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.


      Any dividend or distribution paid shortly after an investor's purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend.


      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

      Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may take one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.


      If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income paid to the receipt of cash payments. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

      Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the expenses of its research department.

                             PERFORMANCE INFORMATION


      The Fund's current yield for the 30-day period ended October 31, 2001 was 3.71%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 2001 Federal, New York State and New York City effective tax rate of 45.49%, the Fund's tax equivalent yield for the 30-day period ended October 31, 2001 was 6.81%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

      The tax equivalent yield quoted above represents the application of the highest Federal, New York State and New York City marginal personal tax rates presently in effect. For Federal personal income tax purposes, a 39.10% tax rate has been used. For New York State personal income tax purposes, a 6.85% tax rate has been used. For New York City personal income tax purposes, a 3.65% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city, other than New York City) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      The Fund's average annual total return for the 1, 5 and 10 year periods ended October 31, 2001 was 9.74%, 6.01% and 6.57%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Fund's total return for the period November 19, 1984 (commencement of operations) through October 31, 2001 was 243.98%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      Certain performance figures set forth above are for periods when the Fund's investment restrictions were different from what they are as of the date hereof. See "Information About the Fund."

      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.


      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings, CDA Investment Technologies, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.



      From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

      From time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or other such studies.

                           INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      On December 18, 1989, Fund shareholders approved a proposal to (a) change the Fund's investment restrictions to permit the Fund to purchase and sell futures and options on futures transactions, lend portfolio securities and purchase stand-by commitments, and (b) change the Fund's name from General New York Exempt Intermediate Bond Fund, Inc. to General New York Municipal Bond Fund, Inc. In addition, prior thereto at least 80% of the value of the Fund's portfolio was required to consist of Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P, and the dollar-weighted average maturity of its portfolio ranged between three and ten years.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      The Fund sends annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                                   APPENDIX A

          RISK FACTORS -- INVESTING IN NEW YORK MUNICIPAL OBLIGAITONS



     The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Recent Events and Special Considerations

     The ramifications of the World Trade Center ("WTC") terrorist attack in New York raise many complex issues related to State finances. The State expects substantial Federal aid to be available to pay for most of the costs of disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of Federal aid and other assistance, the State Legislature enacted $5.5 billion in appropriations on September 13, 2001. It also authorized $2.5 billion in additional bonding authority to fund City costs related to or arising from the terrorist attack.

     At the request of the Governor, the President has waived any matching requirement for the State and New York City (which is typically 25% of eligible costs), so that the Federal government will provide 100% reimbursement for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. To date, the Congress has appropriated $10.4 billion for these purposes. This Federal "pass-through" disaster aid is projected by the Division of the Budget ("DOB") to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office to New York City and surrounding localities affected by the disaster. This "flow-through" spending is not counted in the All Governmental Funds estimates and is expected to have a positive economic impact on the State and the New York City.

     On an All Governmental Funds basis, the State Financial Plan includes spending for WTC costs of $214 million in the 2001-02 fiscal year and $329 million in the 2002-03 fiscal year. Unlike the pass-through aid, these disbursements finance State government activities. Most of this spending is supported by Federal funds ($180 million in the 2001-02 fiscal year and $292 million in the 2002-03 fiscal year). Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attack ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

     Spending from State Funds for WTC costs is projected to total $71 million over the next two years, with $57 million of this amount expected to be financed by the General Fund and $14 million from State special revenue funds. The General Fund is primarily providing support for tourism and marketing activities to attract visitors to New York City and bridge loans to small businesses. State special revenue funds will primarily support expanded case processing costs for insurance and workers' compensation.

     The terrorist attack in New York City may have materially adverse consequences for the State, but at this time it is not possible to provide a definitive assessment. A preliminary assessment suggests that the loss of tax and other receipts will be in the range of $1 billion to $3 billion in the 2001-02 fiscal year and in the range of $2 billion to $6 billion next fiscal year. It is expected that a number of economic sectors that generate State tax revenues will be disrupted temporarily, including finance, insurance, real estate and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues.

     Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which in turn may affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2001-2002 Financial Plan also is necessarily based upon forecasts of national and State economic activity. Economic forecasts frequently have failed to predict accurately the timing and magnitude of changes in the national and State economies. The recent terrorist attacks in the City magnify the uncertainties inherent in the State's forecasts and substantially increase the likelihood that current projections will differ materially and adversely from projections.

     In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

     Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.

     An ongoing risk arises from the potential impact of certain litigation and of Federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The 2001-02 Financial Plan (defined below) contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant Federal disallowance or other Federal actions that could affect State finances.

     Actual results could differ materially and adversely from projections. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $2.6 billion in General Fund reserves (excluding balances in the Community Projects Fund and Universal Pre-K Fund).

2001-02 State Financial Plan

     The State's fiscal year begins on April 1st and ends on March 31st. On March 29, 2001, the Legislature adopted certain appropriations for the 2001-02 fiscal year. Following enactment of all reappropriations the Governor had originally proposed, as well as reappropriations for certain legislative initiatives, on September 13, 2001, the State prepared a Financial Plan for the 2001-02 fiscal year (the "2001-02 Financial Plan") that set forth projected receipts and disbursements based on the actions taken by the Legislature. On January 22, 2002, the State revised the cash-basis 2001-02 Financial Plan (the "January Plan") with the release of the 2002-03 Executive Budget.

     Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

     General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2001-02 fiscal year, the General Fund is expected to account for approximately 46% of All Governmental Funds disbursements and 67% of State Funds disbursements.

Projected General Fund Receipts

     General Fund receipts, including transfers from other funds, in 2001-02 are projected to be $43.61 billion ($42.43 billion as of the January Plan), an increase of $3.73 billion from 2000-01. This total includes $40.01 billion in tax receipts, $1.50 billion in miscellaneous receipts, and $2.10 billion in transfers from other funds. The transfer of $3.4 billion in resources through the tax refund reserve account from 2000-01 to the 2001-02 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing 2000-01 figures and inflating 2001-02 projections.

     The personal income tax is imposed on individuals, estates and trusts and is based, with certain modifications, on Federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $28.18 billion in 2001-02 ($26.98 billion as of the January Plan), well over half of all General Fund receipts and $4.62 billion above 2000-01 results. However, after excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the School Tax Relief ("STAR") fund, the underlying growth in projected receipts is approximately $440 million, or 1.7%.

     User taxes and fees are comprised of three-quarters of the State's sales and use tax, cigarette, tobacco, alcoholic beverage, and auto rental taxes, and receipts from motor vehicles fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.10 billion in fiscal year 2001-2002 ($7.08 billion as of the date of the January Plan), a decrease of $310 million from 2000-01.

     Business taxes include franchise taxes based generally on net income of business, banking and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Total business tax collections in 2001-02 are projected to total $3.98 billion ($3.83 billion as of the January Plan), $349 million below results for the prior fiscal year. The year-to-year decline is attributable to the ongoing phase-in of tax reductions, the largest of which is the corporation franchise tax cut, which is entering its third year. Other tax reductions that affect receipts of this category include: reduction in the bank and insurance franchise tax rates, a reduction in the cap on tax liability for non-life insurers, the expansion of tax credits for economically-distressed areas, the reduction of the gross receipts tax and the continuation of the "Power for Jobs" program.

     Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are projected to total $757 million for fiscal year 2001-2002 ($780 million as of the January Plan), $38 million below last year's amount. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes and estate and gift taxes enacted in prior fiscal years.

     Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor Federal grants, receipts from public authorities, and certain license and fee revenues. Miscellaneous receipts are expected to total $1.50 billion in 2001-2002 ($1.61 billion as of the January Plan), down $54 million from the prior year.

     Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the 1% sales tax used to support payments to the Local Government Assistance Corporation ("LGAC"). Transfers from other funds are expected to total $2.10 billion ($2.15 billion as of the January Plan), or $139 million less than total receipts from this category during 2000-01. Sales tax revenues in excess of LGAC requirements are expected to decrease by approximately $19 million, while transfers from all other funds are expected to decrease by $120 million.

Projected General Fund Disbursements

     General Fund disbursements, including transfers to other funds, are projected to total $42.0 billion in fiscal year 2001-02 ($41.46 billion as of the January Plan), an increase of $2.30 billion over 2000-01. The entire net increase in disbursements reflects the cost of labor agreements ratified by State employee unions and approved by the State Legislature.

     Spending for education programs accounts for $1.39 billion of the $2.3 billion projected annual increase in spending. On a State fiscal year basis, school aid will grow by $979 million (8.5%) over 2000-01. Spending on special education and higher education programs is projected to grow by $410 million in fiscal year 2001-02, primarily for handicapped programs ($247 million) and the State University of New York ("SUNY") ($159 million). Outside of education, the largest growth in spending is for Medicaid ($398 million increase).

     Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit orgranizations, as well as entitlement payments for individuals. The largest areas of spending in this category are for aid to public schools (44%) and for the State's share of Medicaid payments to providers (22%).

     General Fund spending on school aid is projected at $12.50 billion in fiscal year 2001-02, an increase of $979 million (8.5%) from the prior year. Medicaid spending in 2001-02 is estimated at $6.12 billion, an increase of $398 million (7.0%) from the prior year. Welfare spending is projected at $1.05 billion, a decrease of $263 million from 2000-01.

     State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. Spending in State operations is projected at $7.81 billion in fiscal year 2001-02, an increase of $204 million over the prior year. The growth in State operations is primarily attributable to the annualized costs of labor agreements and related costs with State employee unions. The State's overall workforce is projected at 191,100 persons by the end of 2002-03, down about 5,000 from November 2001 (primarily from attrition).

     General State charges ("GSCs") account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.66 billion in fiscal year 2001-02, an increase of $92 million from the prior year. This growth results from higher health insurance rates in calendar year 2001, primarily to cover the increasing cost of providing health insurance benefits for State employees, as well as higher costs for pensions and related benefits.

     Debt service covers short-term State obligations, and formerly included interest costs on the State's commercial paper program. To reduce costs, the State continues to diversify its debt portfolio to include a prudent level of short-term debt obligations. Since borrowing costs for the commercial paper program and variable rate bonds are comparable and both are effective short-term debt instruments, the use of the commercial paper program was eliminated during fiscal year 2000-01 and replaced with the issuance of additional variable rate general obligation debt. As a result, the State satisfied its remaining commercial paper debt service obligations in fiscal year 2000-01.

     Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. Long-term debt service transfers are projected at $2.29 billion in fiscal year 2001-02, an increase of $74 million from 2000-01. The increase reflects debt service costs from new capital spending, primarily for education and corrections purposes. In addition, the Legislature's inaction on the proposed revenue bond initiative results in increased debt service costs of about $21 million.

     Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, other revenues, or Federal grants. Transfers for capital projects of $316 million in 2001-02 are projected to increase $31 million from the prior year, reflecting continued cash support of the bonded programs converted to cash in the prior years and the Governor's recommended General Fund support for the proposed superfund.

     All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $468 million in 2001-02, an increase of $106 million from the prior year.

General Fund Closing Balance

     The 2001-02 Financial Plan projects a closing balance of $2.71 billion in the General Fund ($2.08 billion as of the January Plan). As of the January Plan, this amount is comprised of $1.13 billion in a new reserve for economic uncertainties (all of which will be used to help balance the 2002-03 Financial
Plan), $710 million in the Tax Stabilization Reserve Fund, $142 million in the Community Projects Fund (which pays for Legislative and gubernatorial initiatives), $81 million in the Contingency Reserve Fund, and $11 million in the Universal Pre-K Fund. To the extent that reserves are utilized to offset the impact of costs associated with the WTC disaster, the projected General Fund closing balance would decrease and such reserves would be unavailable in future fiscal years.

2002-03 State Financial Plan

     The Governor presented his 2002-03 Executive Budget to the Legislature on January 22, 2002. The Executive Budget contains financial projections for the State's 2001-02 through 2004-05 fiscal years, a detailed economic forecast for calendar years 2001 and 2002, and a proposed Capital Program and Financing Plan for the 2002-03 through 2006-07 fiscal years. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. At this time, DOB does not anticipate any such revisions to have a material adverse impact on the Financial Plan as recommended by the Governor on January 22, 2002.

     General Fund. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $38.85 billion, a decrease of $3.58 billion from the current fiscal year. In addition, available General Fund balances of $1.37 billion are expected to be used in the 2002-03 fiscal year, bringing the total projected resources to $40.22 billion in 2002-03. General Fund disbursements, including transfers to other funds, are recommended to decline by 3.0% to $40.22 billion, a decrease of $1.23 billion over 2001-02. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $58.63 billion, an increase of $929 million or 1.6%. Spending from All Governmental Funds is expected to grow by 4.7%, increasing by $4.0 billion to $88.6 billion.

     There can be no assurance that the Legislature will enact into law the Governor's Executive Budget or that the State's adopted budget projections will not differ materially and adversely from these projections.

Projected General Fund Receipts

     The 2002-03 Financial Plan projects General Fund receipts, including transfers from other funds, of $38.85 billion, a decrease of $3.58 billion from 2001-02. General Fund tax receipts are expected to increase by less than 1%. The combined effects of the WTC attacks and the national economic slowdown are the main reasons for the expected slow growth in tax receipts.

     Personal income tax collections for 2002-03 are projected to total $23.29 billion, a decrease of $3.69 billion (14%) over 2001-02. This change is due largely to the impact of the refund reserve and STAR actions on income receipts. In addition, the decline is due to decrease income tax liability mainly attributable to the significant weakening in the economy following the events of September 11. The 2002-03 Financial Plan projects that tax liability will decrease annually by 5.4% in 2001 and 0.9% in 2002. Declines in State employment, wages, Wall Street bonuses, and non-wage income levels contribute to an adjusted gross income decline for 2001 and a minimal increase for 2002.

     User tax and fee receipts in 2002-03 are projected at $7.07 billion, a decrease of $13 million from 2001-02. The annual decrease is caused in part by the incremental impact of approximately $70 million in already-enacted tax reductions. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 3.7%.

     Business taxes are projected at $3.78 billion in 2002-03, a decrease of $54 million from 2001-02. Within this category, corporation and utility tax receipts in 2002-03 are projected to total $995 million, an increase of $8 million from fiscal year 2001-02. Corporate franchise receipts are projected to increase by $6 million to $1.76 billion in fiscal year 2002-03, resulting from improved corporate profitability, offset by the impact of enacted and proposed tax reductions. In fiscal year 2002-03, bank tax receipts are projected to be $503 million, $46 million above estimates for fiscal year 2001-02, reflecting a modest rebound in bank earnings. Net collections from insurance taxes are projected at $516 million, a decline of $114 million from fiscal year 2001-02, largely due to losses attributable to the WTC disaster.

     Miscellaneous receipts for fiscal year 2002-03 are projected to be $1.61 billion, essentially unchanged from fiscal year 2001-02. The estimate projects a large reduction in investment income that is more than offset by several one-time receipts, including $150 million from the State of New York Mortgage Agency, $50 million from the New York State Housing Finance Agency, and $16 million from the Port Authority of New York and New Jersey.

     Transfers from other funds are projected to total $2.33 billion in fiscal year 2002-03, an increase of $172 million from fiscal year 2001-02. Transfers of sales tax receipts in excess of debt service requirements for the Local Government Assistant Corporation increase by $42 million, and all other transfers by $130 million, primarily from the Clean Water/Clean Air Fund.

Projected General Fund Disbursements

     The State projects General Fund disbursements of $40.22 billion in 2002-03, a decrease of $1.23 billion (3.0%) over 2001-02. The spending is consistent with fiscal year 2001-02 funding levels for most ongoing programmatic activities. The annual decline results primarily from transfers of General Fund spending to alternate financing sources.

     The largest areas of spending in local assistance are for aid to public schools (46%) and for the State's share of Medicaid payments to medical providers (23%). Spending for mental hygiene (6%), higher education (5%), children and families services (4%), and welfare assistance (2%) represent the next largest areas of local aid.

     General Fund spending for school aid is projected at $12.13 billion in 2002-03 (on a State fiscal year basis) essentially unchanged from 2001-02. Funding for most major aid components will be maintained at current year levels; increases provided for certain expense-based aids (e.g., transportation aid and various pupil-based aids) are offset by reductions in other programs.

     Medicaid spending is estimated at $6.16 billion in 2002-03, an increase of $22 million (0.4%) from 2001-02. Underlying spending growth is projected at 7.2%, but is moderated by proposed revenue actions in other funds that are expected to lower General Fund costs, including implementation of a nursing home assessment of $289 million, increased Federal aid of $74 million, and the financing by alternative sources of programs previously funded through the General Fund of $149 million.

     Spending on welfare is projected at $540 million, a decrease of $429 million (44.3%) from 2001-02. This decrease is largely attributable to the additional use of Federal funds ($479 million), which more than offsets a $34 million increase associated with projected welfare caseloads. The projected welfare caseload of 687,500 represents an increase of approximately 13,000 recipients from fiscal year 2001-02.

     Local assistance spending for health programs is projected at $477 million, a decrease of $204 million (30%) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs.

     Higher Education Service Corporation ("HESC") spending is projected at $198 million, a decrease of $497 million (71.5%) from 2001-02. This decrease primarily reflects the use of Federal funds to financing spending on HESC programs ($345 million), and savings achieved through restructuring of the Tuition Assistance Program ("TAP") ($182 million). Partially offsetting these decreases is projected growth in the number of TAP recipients and increasing award levels ($12 million).

     Spending for all other local assistance programs is expected to total $7.13 billion in 2002-03, a net decrease of $296 million (4%) from the current year. This decrease includes program restructuring and the use of Federal funds to finance various programs within the Education Department ($133 million), program reductions and revenue maximization actions in mental hygiene programs ($36 million), spending reductions in the Office of Science, Technology and Academic Research ($35 million), restructuring and proposed efficiencies in public protection programs ($19 million), and other savings initiatives proposed across all agencies and local assistance programs.

     State operations spending in fiscal year 2002-03 is projected at $7.9 billion, an increase of $43 million from 2001-02. State Operations spending includes $366 million for the annualized costs of existing labor agreements (and related costs) with State employee unions, as well as increasing costs for counter-terrorism and emergency preparedness following the WTC attacks. The State's homeland security response costs in 2002-03 reflect continued use of National Guard troops to guard critical public infrastructure and facilities; State Police costs for troopers and investigators; Environmental Conservation costs for toxic assessments, explosives and hazardous materials monitoring; and water infrastructure security. These costs are partially offset by proposed spending restraint and revenue maximization efforts totaling $323 million. The imposition of a hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $124 million.

     Total spending for GSCs is projected at $2.89 billion in fiscal year 2002-03, an increase of $227 million from fiscal year 2001-02. The projected growth is primarily attributable to rising health insurance costs and pensions contributions resulting from a lower than expected earnings rate for the New York State and Local Retirement System.

     Transfers to other funds in 2002-03 are projected at $2.82 billion, a $91 million decrease over 2001-02. Debt service transfers decrease by $267 million, primarily due to the continued savings from the use of $1 billion in Debt Reduction Reserve Fund ("DRRF") proceeds and the impact of proposed legislation that will enhance the State's ability to reduce borrowing costs. Transfers in support of capital projects in 2002-03 are projected to increase by $84 million, and primarily reflect the $69 million of General Fund resources to finance pay-as-you-go spending from the Hazardous Waste Remedial Program Transfer Fund and $10 million in pay-as-you-go spending for economic development projects that are expected to create and retain jobs in upstate New York and Long Island.

     DOB projects that a total of $562 million in non-recurring actions are used in the 2002-03 Financial Plan. These actions include transferring available balances from the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Port Authority of New York and New Jersey ($16 million), the Environmental Protection Fund ($100 million) and various health and Medicaid Special Revenue Funds ($114 million). Recoveries of school aid and welfare recipient overpayments ($39 million), change in collection procedures ($38 million), and various routine fund transfers ($55 million) account for the remainder of the non-recurring resources.

2002-03 General Fund Closing Balance

     The State projects a closing balance of $710 million at the end of the 2002-03 fiscal year, a decline of $1.37 billion from 2001-02. The balance of $710 million represents the monies on deposit in the Tax Stabilization Reserve Fund ("TSRF"), which is available to guard against unforeseen shortfalls during the fiscal year. The Executive Budget includes legislation to gradually increase the maximum size of the TSRF from 2% to 5% of the General Fund spending, and to increase maximum annual deposits from 0.2% to 0.5% of spending.

Outyear Projections of Receipts and Disbursements

     DOB projects that the State will have 2003-04 and 2004-05 budget gaps of approximately $2.8 billion and $3.3 million, respectively, assuming the Legislature enacts the 2002-03 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies." The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC attacks and the national recession. If the projected budget gap for 2003-04 is closed with recurring actions, the 2004-05 budget gap would be reduced to $447 million. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (1998-99 through 2000-01). DOB projects that the 2002-03 Executive Budget closes a budget gap of $5.7 billion.

Outyear Receipts

     General Fund receipts are projected to increase to an estimated $39.75 billion in 2003-04. This increase reflects a forecast that both the national and New York economies will have recovered from recession and will be growing at historically average rates in 2003 and 2004.

     Personal income tax receipts are projected to increase to $24.38 billion in 2003-04. The increase from 2002-03 largely reflects an increase in the growth in underlying liability. It should be noted that the estimated poor growth performance in income tax receipts in 2001-02 and 2002-03 are expected to be heavily influenced by the WTC disaster. Personal income tax receipts for 2004-05 are projected to increase to $26.04 billion. The modest increase results from a return to increases in liability consistent with underlying adjusted gross income growth of 5.8%.

     Wages are estimated to continue to grow over the 2003-04 and 2004-05 period reflecting renewed employment growth over the projection period after the decline expected in 2002. Wage growth improves from the small wage gain of 2001 and the wage loss of 2002, as bonus growth (an important component of wages) is expected to return to moderate growth after the decreases of 2001 and 2002.

     There is significant uncertainty associated with the forecast of the outyear income components. In many cases, a reasonable degree of uncertainty surrounds the predicted income components, which could result in a significant reduction in receipts. As a result, the projections for 2003-04 and 2004-05 are relatively conservatively given such uncertainty.

     Receipts from user taxes and fees are estimated to total $7.25 billion in 2003-04, an increase of $185 million from 2002-03. This increase is due almost exclusively to growth in the sales tax. User taxes and fees receipts are expected to grow to $7.59 billion in 2004-05. The economy is expected to have recovered from the recession and be growing at trend rates over this period, resulting in sales tax growth more in line with historical averages.

     Business tax receipts are estimated to increase to $3.86 billion in 2003-04, as a negative financial impact of the WTC diminishes. This estimate reflects the effect of both ongoing and proposed tax reduction on business tax collections. Receipts are projected to fall to $3.80 billion in 2004-05, reflecting the ongoing effect of already enacted business tax reductions among others.

Outyear Disbursements

     The State currently projects spending to grow by $2.34 billion (5.8%) in 2003-04 and $2.52 billion (5.9%) in 2004-05.

     Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.82 billion (6.8%) in 2003-04 and $1.52 billion (5.3%) in 2004-05. The growth in both outyears is primarily concentrated in school aid, Medicaid, welfare, higher education and mental hygiene programs.

     State Operations spending is expected to increase by $159 million, (2%) in 2003-04 and another $401 million (5%) in 2004-05. This growth is due to costs associated with normal salary step increases and inflationary increases for nonpersonal service costs, valued at $133 million in 2003-04 and $131 million 2004-05. No additional salary increases are assumed after the expiration of the State's collective bargaining agreements 2002-03.

     GSCs are projected to increase by $313 million (10.8%) in 2003-04 and $306 million (9.6%) in 2004-05. This growth is primarily due to anticipated cost increase in providing pensions and health insurance benefits to State employees and retirees.

     Transfers to the debt service funds increase by $43 million in 2003-04 and $272 million 2004-05. The change in debt service in the outyears is due primarily to additional costs to support higher education, economic development, and public protection capital projects, as offset by savings generated from the use of the Debt Reduction Reserve Fund and proposals to reduce borrowing costs.

     Capital projects transfers, which reflect General Fund support for capital spending are projected to increase by approximately $61 million in 2003-04 and $25 million in 2004-05. These increases in General Fund support for capital projects are due primarily to additional costs to support environment, economic development, State facilities, mental hygiene, and higher education programs.

     Transfers to SUNY for State subsidy of SUNY hospitals and the State's share of the repayment of an outstanding SUNY loan. The increases in 2003-04 and 2004-05 reflect a larger State subsidy for SUNY hospitals.

Special Revenue Funds

     Spending from special revenue funds is projected to total $42.46 billion in 2002-03, accounting for 48% of All Governmental Funds disbursements. Of this amount, $14.07 billion in spending is from funds supported by State revenues and $28.39 billion from funds supported by Federal grants, primarily for social welfare programs.

     Disbursements from State special revenue funds are projected at $14.07 billion, an increase of $2.19 billion or 18.5% from 2001-02. The major programs financed from these funds are described below.

     The State finances a significant share of Medicaid spending outside of the General Fund through special revenue funds. In total, the State expects to disburse $2.06 billion from these funds, an increase of $852 million over 2001-02 projections.

     STAR program is financed by personal income tax receipts deposited to the School Tax Relief Fund. Spending for STAR is estimated at $2.63 billion 2002-03, an increase of $120 million from 2001-02. STAR will provide $2.09 billion in local property tax relief for eligible homeowners statewide.

     The Lottery Fund supports education aid from the net proceeds of lottery activity. The 2002-03 Financial Plan projects the receipt of $2.09 billion in lottery proceeds. After payment of administrative expenses, the State projects disbursements of $1.91 billion from the Lottery Fund for education purposes in 2002-03, an increase of $349 million from 2001-02.

     SUNY receives revenues from tuition, third-party payers, room rents, and user fees into several State special revenue funds ("SRFs"). SUNY revenues support the costs of operating hospitals, dormitories, and regular campus services. Spending from State SRFs for SUNY is projected to total $2.22 billion in 2002-03, an increase of $73 million from the current year.

     The State funds a portion of mass transit activities through Mass Transportation Operating Assistance Fund and the Dedicated Mass Transportation Trust Fund. These funds receive taxes earmarked for mass transportation programs throughout the State. Total disbursements from these two funds in 2002-03 are projected at $1.72 billion, $172 million more than in 2001-02.

     Total disbursements for programs supported by Federal grants account for approximately three-quarters of all special revenue spending. Federal special revenue funds disbursements are estimated at $28.39 billion in 2002-03, an increase of $2.97 billion or 11.7% from 2001-02. The projections for both fiscal years exclude the flow-through of Federal aid to localities for WTC costs. The higher spending is primarily due to increased spending Medicaid ($1.23 billion), welfare ($480 million) and college tuition assistance ($345 million) programs.

     The single largest program in Federal funds in Medicaid, which comprises 54% of Federal special revenue fund spending. The 2002-03 Financial Plan projects $15.43 billion in total Federal Medicaid payments, an increase of $1.23 billion from fiscal year 2001-02.

     Education spending is projected at $2.08 billion in fiscal year 2002-03, an increase of $186 million from fiscal year 2001-02. Increased Federal funding for elementary and secondary education programs supports this growth in spending, as well as the disbursement of Federal school construction grants originally awarded in 2001-02.

     Federal support for the Child Health Plus program facilitates access to comprehensive health care coverage for every eligible child in New York through age 18. The Federal share of spending is projected at $619 million in fiscal year 2002-03, an increase of $200 million from fiscal year 2001-02.

Capital Projects Funds

     Spending from Capital Projects Funds in 2002-03 is projected at $5.06 billion, an increase of $501 million from last fiscal year. The increase is attributed to new capital projects, primarily for transportation, economic development, the environment and education and planned increases for school construction and economic development programs. In addition, Federal funding in fiscal year 2002-03 will support Department of Transportation spending for the reconstruction of Route 9A on the west side of lower Manhattan which was damaged during the WTC disaster.

Debt Service Funds

     Estimated debt service disbursements from the debt service funds type are projected at $4.19 billion for 2001-02 and $3.67 billion for fiscal year 2002-03. The $520 million reduction is primarily due to the use of $500 million in fiscal year 2001-02 for debt service (which technically is shown as an increase in debt service spending in that year), debt service savings in fiscal year 2002-03 from the prior years' use of DRRF and the impact of proposed legislation that will enhance the State's ability to reduce borrowing costs.

     The General Debt Service Fund pays debt service on general obligation bonds, as well as payments for lease-purchase and contractual obligation bonds. Transfers from the General Fund are the primary source of funds for these payments, and are only made in the amount necessary to meet required disbursements.

     The Local Government Assistance Tax Funds projected to receive $2.09 billion in fiscal year 2002-03 from the dedicated one cent statewide sales tax. Debt service and associated costs on the completed $4.7 billion Local Government Assistance Corporation Program are projected at $311 million in fiscal year 2002-03.

     Disbursements from Debt Service Funds are estimated at $3.93 billion in 2001-02, a decrease of $200 million from 2000-01. Debt Service Funds projections for 2000-01 reflect the use of approximately $421 million in DRRF deposits to defease high cost State debt. Overall, the use of $750 million in DRRF deposits is projected to lower long-term debt service costs by approximately $1.2 billion over the life of the defeased bonds. In addition, Debt Service Funds projections reflect a proposed new revenue debt structure.

Other Governmental Funds

     All Governmental Funds spending is estimated at $84.05 billion in fiscal year 2001-02, an increase of $4.30 billion over 2000-01.

     Special Revenue Funds, disbursements are projected at $36.29 billon in fiscal year 2001-02, an increase of $1.93 billion over 2000-01. Federal grants comprise 68% of all Special Revenue spending in fiscal year 2001-02, comparable to prior years. Disbursements from Capital Projects Funds is projected at $4.92 billion, an increase of $458 million (10.3%) over the prior year, primarily attributable to new capital projects in transportation, housing and economic development.

     Spending from Debt Services Funds are estimated at $3.92 billion in fiscal year 2001-02, a decrease of $175 million, or 4.3%, from 2000-01. This results from the use of $421 million of DRRF monies in 2000-01 to defease high cost debt. The remaining increases are for a variety of purposes, including transportation, education, mental health, corrections, and general obligation financings. As proposed by the Governor, $500 million in deposits to the DRRF will be used in the current year to pay off the State's high cost debt and increase pay-as-you-go spending for previously bond financed programs. The use of DRRF is expected to reduce the State's total future debt service costs by more than $700 million.

Economic and Demographic Trends

     U.S. Economy. The nation's longest economic expansion ended in March 2001. Real U.S. Gross Domestic Product ("GDP") declined by 1.3% during the third quarter of 2001, following 0.3% growth during the second quarter. DOB expects the recession to stretch into calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

     The events of September 11, 2001 have exacerbated the national economic slowdown. Since the attack, the airline industry has lost substantial revenues, non-auto retail sales have plunged and remained weak, and tourist activity remains significantly below the pre-September 11 levels. However, the Federal Reserve rate cuts and government spending increases associated with the September 11 attacks, combined with the already enacted tax cuts, are expected to provide a monetary and fiscal stimulus to the economy in 2002. DOB estimates that the U.S. economy, as measured by real U.S. GDP, will grow 1.0% for 2001, followed by a projected growth of 0.4% for 2002.

     Private sector profits have declined significantly during 2001, resulting in several rounds of employee layoffs. DOB projects that total employment will decline 0.6% in 2002, following an increase of 0.3% in 2001. The unemployment rate is expected to rise from 4.8% for 2001 to 6.6% for 2002. U.S. personal income is projected to grow 2.8% in 2002, following an estimated growth of 5.0% 2001.

     There are significant risks to the current forecast. If either monetary or fiscal policy is less effective than expected, the recession could be both longer and deeper than predicted. Weaker corporate profits may result in more employee layoffs and less capital investment than anticipated. Similarly, if the stock market fails to perform as expected in calendar 2002, the resulting additional loss of household wealth, coupled with employee layoffs, could further reduce wage, personal income, and consumption growth. World economic growth could be substantially worse than expected.

     However, if monetary and fiscal policies are more effective than projected, or if the stock market rebounds earlier than expected, economic growth could rise above the 0.4% forecast for 2002. Finally, the current outlook is predicated upon the assumption that no additional major disruption will occur again within the forecasting period. However, with the nation at war abroad and on high alert domestically, the risk of an adverse shock to the U.S. economy is extremely high.

     New York Economy. DOB estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the events of September 11, 2001. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost more than 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries estimated to have experienced severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1% for 2001 and to decline 1.2% for 2002.

     DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to have resulted in personal income growth of 2.6% for 2001, followed by growth of 1.1% for 2002.

     The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonuses payments than expected would result in a weaker State economy.

Debt and Other Financing Activities

     The proposed 2002-03 through 2006-07 Capital Program and Financing Plan (the "Plan") was released with the Executive Budget. The proposed Plan projects spending for capital projects to total of $5.05 billion in 2002-03, an increase of $501 million from the current year. The largest areas of growth are for transportation ($110 million), environmental protection ($100 million), housing and economic development ($95 million), and education ($84 million). Consistent with prior years, transportation accounts for the greatest share of total capital spending (57%), followed by environmental protection (15%). Spending will be financed from several sources, including State and Federal pay-as-you-go spending (58%), authority debt (37%), and General Obligation bonds (5%). These shares remain generally consistent over the five-year plan.

     State-supported debt issuances are projected to increase from about $2.7 billion in the current year to about $3.8 billion in 2002-03. The increase is primarily attributable to the issuance of $415 million in Metropolitan Transportation Authority ("MTA") service contract bonds which reflect the MTA's Capital Program and its plans to restructure its debt; the issuance of $244 million in bonds to finance equipment acquisitions for which no such authorization was provided in the current year; and increases in bond issuances for transportation ($207 million), mental hygiene ($56 million) and economic development ($64 million).

Metropolitan Transportation Authority

     The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds and Federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the WTC disaster may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

New York City

     Continuing recovery, cleanup and repair efforts following the September 11, 2001 attack on the World Trade Center will result in substantial expenditures for New York City. The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $11.2 billion of which is for disaster recovery activities and assistance in New York, New Jersey, Pennsylvania, Virginia, and the District of Columbia. The City expects to be reimbursed for all of its direct costs for response and remediation at the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive Federal funds for the costs of economic revitalization and other needs, not directly payable through the City budget, related to the September 11 attack.

     Prior to September 11, 2001 the national and local economies had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have a substantial impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased the risk of a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.

     In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, the City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on the City tax revenues of the attacks on the World Trade Center and a slow-down in economic activity. To offset the impact of these and other adverse developments, the City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue forecasts by $322 million in fiscal year 2002 and by more than $370 million annually thereafter. The Financial Plan includes a Budget Stabilization Account of $697 million in fiscal year 2002, which has been used to narrow the fiscal year 2003 budget gap and remaining budget gaps of $2.9 billion in fiscal year 2003, $3.6 billion in fiscal 2004, and $3.5 billion in fiscal year 2005. These estimates, however, do not make provision for wage increases for teachers, police officers or firefighters beyond those negotiated with the unions representing other civilian and uniformed employees nor does it include resources to fund wage increases for any employees beyond the current round of collective bargaining.

Other Localities

     Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

     To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation creating the Nassau County Interim Finance Authority. The Authority has issued $436 million in bonds and $690 million in bond anticipation notes. The Authority may also impose financial plan requirements on Nassau County. The State has paid $25 million in transitional assistance to the County in each State fiscal years 2000-01 and 2001-02, and the Governor has proposed providing up to $50 million in State assistance over the next two State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

Litigation

     General. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position.

     The General Purpose Financial Statements for the 2000-01 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $730 million, of which $242 million is expected to be paid during the 2000-01 fiscal year.

     Gaming. In Dalton, et al. v. Pataki, at el., plaintiffs seek a judgment declaring as unconstitutional, under the Constitutions of the United States and the State, a statute which authorizes (1) the Governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain racetracks in the State, and (3) the Division of the Lottery to enter into joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of the statute.

     Budget Process. In Pataki v. McCall, the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated the State Constitution because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and the Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

     By decision and order dated November 7, 2001, the Supreme Court, Albany County, grated the State Comptroller's motion to discuss this action as against the Comptroller, and the plaintiff appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills as a violation of the State Constitution and denied defendants' cross-motions for summary judgment.

     Civil Rights Claims. In an action commenced in 1980 (United States, et al.
v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated and in 1986 ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. Based on these findings, on September 3, 1996, the United States Court of Appeals for the Second Circuit held the State defendants liable for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and ordered the State to fund a remedy to accomplish that goal ("EIP II"). By order dated December 2, 1997 and judgment dated February 10, 1998, the Court ordered Yonkers to pay approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The state appealed to the Second Circuit.

     In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's December 2, 1997 order. The Second Circuit found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools and to impose any further remedy, if necessary. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision. In a decision dated November 30, 2000, the District Court affirmed its findings in the October 8, 1997 order that vestiges of the dual system continued to exist, and remanded the case to a court-appointed monitor for further proceedings to recommend an appropriate remedy.

     On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998 which directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. The State, the City of Yonkers and the Yonkers Board of Education have all appealed from the July 27, 1998 order.

     The District Court issued, and the State appealed, additional orders on April 15, 1999 and April 17, 2000, directing the State to pay additional sums to Yonkers as its share of the estimated EIP costs for the 1997-98, 1998-99 and 1999-2000 school years. The State paid all sums directed by these orders. By decision dated May 9, 2001, the Second Circuit upheld the District Court's decisions in these funding orders. By order dated July 6, 2001, the District Court issued an additional funding order directing the State to pay $8.5 million, in addition the $30.1 million previously paid to Yonkers as its share of the estimated EIP costs for the 2000-01 school year.

     In January 2002, the parties announced a proposed settlement of this litigation. Under the terms of the proposed settlement, the Yonkers public schools would be deemed desegregated, and control of the schools by the Yonkers Board of Education would resume. The State would agree to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year.

                                   APPENDIX B

                                Rating Categories


      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):


S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'